UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Alpha Star Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ALPHA STAR ACQUISITION CORPORATION
80 Broad Street, 5th Floor
New York, NY 10004

(212) 837-7977

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON July 13, 2023

TO THE SHAREHOLDERS OF ALPHA STAR ACQUISITION CORPORATION:

You are cordially invited to attend the 2023 Annual General Meeting of shareholders of Alpha Star Acquisition Corporation (“Alpha Star,” “Company,” “we,” “us” or “our”) to be held at 10:00 a.m. Eastern Time on July 13, 2023 (the “Annual General Meeting”). The Annual General Meeting will be held in the offices of the Company’s counsel, Becker & Poliakoff LLP, at 45 Broadway, 17th Floor, New York, NY 10006.

As an annual general meeting of the Company’s shareholders, the Annual General Meeting is being held for the purpose of considering and voting upon the following proposals:

1.	a proposal to elect five directors to serve as members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified (the “Proposal 1” or “Election of Directors Proposal”);

2.	a proposal to ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Proposal 2” or “Ratification of Appointment of Independent Auditor Proposal”);

3.	a proposal to amend Alpha Star’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which Alpha Star must consummate a business combination (the “Extension”) to March 15, 2024 (the “Extended Date”), by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Section 36.2 thereof and replacing it with the new Section 36.2 in the form set forth in Annex A of the accompanying proxy statement (the “Proposal 3” or “Extension Proposal”); and

4.	a proposal to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Proposal 4” or “Adjournment Proposal”).

Each of the Election of Directors Proposal, the Ratification of Appointment of Independent Auditor Proposal, the Extension Proposal and the Adjournment Proposal will be more fully described in the accompanying proxy statement.

As routine matters for the Annual General Meeting, shareholders will vote to elect five directors to continue to serve on the Board of Directors and ratify the appointment of UHY LLP (the “UHY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

The purpose of the Extension Proposal is to allow Alpha Star more time to complete an initial business combination. Our Amended and Restated Memorandum and Articles of Association provide that Alpha Star has 21 months from the consummation of the IPO to complete a business combination. While we have entered Letter of Intent (the “LOI”) for a business combination with Cyclebit Group (“Cyclebit”), our board of directors (the “Board”) believes that there may not be sufficient time before September 15, 2023 (the current expiration date if we elect to extend) to complete a business combination. Accordingly, our Board believes that in order to be able to consummate an initial business combination, we need to obtain the Extension. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which Alpha Star must consummate a business combination to the Extended Date in order to provide our shareholders with the opportunity to participate in this prospective transaction. In the event that Alpha Star enters into a definitive agreement for a business combination prior to the Annual General Meeting, Alpha Star will issue a press release and file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (“SEC”) announcing the definitive agreement for the proposed business combination.

Holders (“public shareholders”) of Alpha Star’s ordinary shares (“Public Shares”) sold in its initial public offering (“IPO”) may elect to redeem their Public Shares for their pro rata portion of the funds available in the trust account in connection with the Extension Proposal (the “Election”) regardless of how such public shareholders vote in regard to those amendments, or whether they were holders of Alpha Star’s ordinary shares on the record date or acquired such shares after such date. This right of redemption is provided for and is required by Alpha Star’s Amended and Restated Memorandum and Articles of Association and Alpha Star also believes that such redemption right protects Alpha Star’s public shareholders from having to sustain their investments for an unreasonably long period if Alpha Star fails to find a suitable acquisition in the timeframe initially contemplated by its Amended and Restated Memorandum and Articles of Association. If the Extension Proposal is approved by the requisite vote of shareholders (and not abandoned), the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Annual General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The per-share pro rata portion of the trust account was approximately $10.46 as of June 5, 2023. The closing price of Alpha Star’s shares on June 2, 2023 was $10.64. Alpha Star cannot assure shareholders that they will be able to sell their shares of Alpha Star in the open market, as there may not be sufficient liquidity in its securities when shareholders wish to sell their shares.

If the Extension Proposal is not approved and we do not consummate a business combination by September 15, 2023, in accordance with our Amended and Restated Memorandum and Articles of Association, or if the Extension Proposal is approved and we do not consummate a business combination by the Extended Date, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the outstanding Public Shares with the aggregate amount then on deposit in the trust account.

The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Annual General Meeting and which vote on the Election of Directors Proposal, the Ratification of Appointment of Independent Auditor Proposal and the Adjournment Proposal will be required to approve such proposals. The affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Annual General Meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal.

Our Board has fixed the close of business on June 8, 2023 (the “Record Date”) as the record date for determining Alpha Star shareholders entitled to receive notice of and vote at the Annual General Meeting and any adjournment thereof. Only holders of record of Alpha Star’s ordinary shares on that date are entitled to notice of and to vote at the Annual General Meeting or any adjournments thereof.

After careful consideration of all relevant factors, our Board has determined that the Election of Directors Proposal, the Ratification of Appointment of Independent Auditor Proposal, the Extension Proposal and the Adjournment Proposal are fair to and in the best interests of Alpha Star and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” all the foregoing proposals.

Enclosed is the proxy statement containing detailed information concerning the proposals and Annual General Meeting. Whether or not you plan to attend the Annual General Meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the Annual General Meeting.

Dated: June 15, 2023

By Order of the Board of Directors

/s/ Zhe Zhang
Zhe Zhang
Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Annual General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Annual General Meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be held on July 13, 2023: This Notice of Annual General Meeting and the accompanying proxy statement are available at the website of U.S. Securities and Exchange Commission at www.sec.gov.

ALPHA STAR ACQUISITION CORPORATION
80 Broad Street, 5th Floor
New York, NY 10004

ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 13, 2023

PROXY STATEMENT

The 2023 Annual General Meeting (the “Annual General Meeting”) of shareholders of Alpha Star Acquisition Corporation (“Alpha Star,” “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at 10:00 a.m. Eastern Time on July 13, 2023. The Annual General Meeting will be held in the offices of the Company’s counsel, Becker & Poliakoff LLP, at 45 Broadway, 17th Floor, New York, NY 10006.

The Annual General Meeting is being held for the sole purpose of considering and voting upon the following proposals:

1.	a proposal to elect five directors to serve as members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified (the “Proposal 1” or “Election of Directors Proposal”);

2.	a proposal to ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Proposal 2” or “Ratification of Appointment of Independent Auditor Proposal”);

3.	a proposal to amend Alpha Star’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which Alpha Star must consummate a business combination (the “Extension”) to March 15, 2024 (the “Extended Date”), by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Section 36.2 thereof and replacing it with the new Section 36.2 in the form set forth in Annex A of the accompanying proxy statement (the “Proposal 3” or “Extension Proposal”); and

4.	a proposal to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Proposal 4” or “Adjournment Proposal”).

As routine matters for the Annual General Meeting, shareholders will vote to elect five directors to continue to serve on the Board of Directors and ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

The Extension Proposal is essential to the overall implementation of the Board’s plan to extend the date by which Alpha Star must complete an initial business combination. The purpose of the Extension Proposal is to allow Alpha Star more time to complete an initial business combination. In the event that Alpha Star enters into a definitive agreement for a business combination prior to the Annual General Meeting, Alpha Star will issue a press release and file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (“SEC”) announcing the definitive agreement for the proposed business combination.

The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Annual General Meeting and which vote on the Election of Directors Proposal, the Ratification of Appointment of Independent Auditor Proposal and the Adjournment Proposal will be required to approve such proposals. The affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Annual General Meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal.

If the Extension Proposal is approved, our sponsor, or its designees, has agreed to contribute to us as a loan (i) $0.033 for each public share that is not redeemed (the “Initial Contribution”) in connection with the Annual General Meeting plus (ii) $0.033 for each public share that is not redeemed in connection with the Annual General Meeting for each subsequent calendar month on the 15th day of each subsequent month, or portion thereof, that is needed by Alpha Star to complete an initial business combination until the Extended Date (the “Additional Contributions” and, collectively with the Initial Contribution, the “Contributions”). Assuming the Extension Proposal is approved, the Initial Contribution will be deposited in the trust account promptly following the Annual General Meeting. Each Additional Contribution will be deposited in the trust account within thirty calendar days thereafter (or portion thereof). The Contributions are conditioned upon the implementation of the Extension Proposal. The Contributions will not occur if the Extension Proposal is not approved or the Extension is abandoned. The amount of the Contributions will not bear interest and will be repayable by us to our sponsor or its designees upon consummation of an initial business combination. If our sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Proposal, will not be put before the shareholders at the Annual General Meeting and, unless we can complete an initial business combination by September 15, 2023, we will dissolve and liquidate in accordance with the Amended and Restated Memorandum and Articles of Association. Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our sponsor determines not to continue extending for additional calendar months, its obligation to make Additional Contributions will terminate.

Holders (“public shareholders”) of Alpha Star’s ordinary shares sold in its IPO (“Public Shares”) may elect to redeem their Public Shares for their pro rata portion of the funds available in the trust account in connection with the Extension Proposal (the “Election”) regardless of how such public shareholder votes in regard to the Extension Proposal, or whether they were holders of Alpha Star ordinary shares on the record date or acquired such shares after such date. Alpha Star believes that such redemption right protects Alpha Star’s public shareholders from having to sustain their investments for an unreasonably long period if Alpha Star fails to find a suitable acquisition in the timeframe initially contemplated by its Amended and Restated Memorandum and Articles of Association. If the Extension Proposal is approved and implemented, the remaining public shareholders will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

If the Extension Proposal is approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed in connection with the shareholder vote on the Extension Proposal multiplied by the per-share price equal to the aggregate amount then on deposit in the trust account as of two (2) business days prior to the Annual General Meeting, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares; and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Proposal is approved.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Annual General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $122,335,760 that was in the trust account as of June 5, 2023. In such event, Alpha Star may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Proposal is not approved and we are unable to consummate our initial business combination by September 15, 2023, we will distribute the aggregate amount then on deposit in the trust account (less up to $50,000 of the net interest earned thereon to pay dissolution expenses), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. Any redemption of public shareholders from the trust account shall be effected automatically by function of our amended and restated memorandum and articles of association prior to any voluntary winding up. If we are required to windup, liquidate the trust account and distribute such amount therein, pro rata, to our public shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Companies Law of the Cayman Islands. In that case, investors may be forced to wait beyond September 15, 2023 before the redemption proceeds of our trust account become available to them and they receive the return of their pro rata portion of the proceeds from our trust account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon our redemption or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

Our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the trust account with respect to their founder shares and private placement shares if we fail to complete our initial business combination prior to September 15, 2023. There will be no redemption rights or liquidating distributions with respect to our rights and warrants, which will expire worthless if we fail to complete our initial business combination prior to September 15, 2023.

You are also being asked to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve the proposals.

The Record Date for the Annual General Meeting is June 8, 2023. Record holders of Alpha Star ordinary shares at the close of business on the record date are entitled to vote or have their votes cast at the Annual General Meeting. On the Record Date, there were 14,705,000 outstanding ordinary shares of Alpha Star, including 11,500,000 outstanding Public Shares. Alpha Star’s rights and warrants do not have voting rights.

This proxy statement contains important information about the Annual General Meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated June 15, 2023 and is first being mailed to shareholders on or about that date.

i

QUESTIONS AND ANSWERS ABOUT THE MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement.

Q. Why am I receiving this proxy statement?	A.	This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the Annual General Meeting to be held on July 13, 2023 at 10:00 a.m., Eastern Time, or at any adjournments or postponements thereof, in the office of the Company’s counsel, Becker & Poliakoff LLP, at 45 Broadway, 17th Floor, New York, NY 10006. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual General Meeting.

Q. What is being voted on?	A.	You are being asked to consider and vote on the following proposals:

		●	a proposal to elect five directors to serve as members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified (the “Proposal 1” or the “Election of Directors Proposal”);

		●	a proposal to ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Proposal 2” or the “Ratification of Appointment of Independent Auditor Proposal”);

		●	a proposal to amend Alpha Star’s Amended and Restated Memorandum and Articles of Association to extend the date by which Alpha Star must consummate a business combination (the “Extension”) to March 15, 2024 (the “Extended Date”), by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Section 36.2 thereof and replacing it with the new Section 36.2 in the form set forth in Annex A of the accompanying proxy statement (the “Proposal 3” or the “Extension Proposal”); and

		●	a proposal to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve the Extension Proposal (the “Proposal 4” or the “Adjournment Proposal”).

Q. How does the Board of Directors recommend I vote?	A.	After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR ALL” for the Election of Directors Proposal, “FOR” the Ratification of Appointment of Independent Auditor Proposal, “FOR” the Extension Proposal, and “FOR” the Adjournment Proposal.

Q. Why is the Company proposing the Extension Proposal?	A.

Alpha Star’s Amended and Restated Memorandum and Articles of Association provides for the return of the IPO proceeds held in trust to public shareholders if there is no qualifying business combination consummated on or before September 15, 2023.

While Alpha Star is currently in discussions with respect to business combination opportunities, Alpha Star has not yet executed a definitive agreement for an initial business combination. Alpha Star does not expect be able to consummate such a business combination by September 15, 2023.

Because Alpha Star may not be able to conclude an initial business combination within the permitted time period, Alpha Star has determined to seek shareholder approval to extend the date by which Alpha Star must complete an initial business combination.

Q. Why should I vote for the Extension Proposal?	A.

The Board believes that given Alpha Star’s expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination to date. Accordingly, our Board is proposing the Extension Proposal to extend the date by which Alpha Star must complete an initial business combination until the Extended Date and to allow for the Election.

Alpha Star’s Amended and Restated Memorandum and Articles of Association require the affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares which are present (in person or by proxy) and which vote at the Annual General Meeting in order to effect an amendment to certain of its provisions, including any amendment that would extend its corporate existence beyond September 15, 2023, except in connection with, and effective upon consummation of, an initial business combination. We believe that these Amended and Restated Memorandum and Articles of Association provisions were included to protect Alpha Star shareholders from having to sustain their investments for an unreasonably long period if Alpha Star failed to find a suitable initial business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given Alpha Star’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as Alpha Stra is also affording shareholders who wish to redeem their Public Shares the opportunity to do so, as required under its Amended and Restated Memorandum and Articles of Association. Accordingly, we believe the Extension is consistent with Alpha Star’s Amended and Restated Memorandum and Articles of Association and IPO prospectus.

Q. How do the Alpha Star insiders intend to vote their shares?	A.

All of Alpha Star’s directors, executive officers, initial shareholders and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any Public Shares owned by them) in favor of the Extension Proposal and the Adjournment Proposal.

Alpha Star’s directors, executive officers, initial shareholders and their respective affiliates are not entitled to redeem the founder shares which include 2,870,000 ordinary shares initially issued to the Sponsor for an aggregate purchase price of $25,000. Public Shares purchased on the open market by Alpha Star’s directors, executive officers and their respective affiliates may be redeemed. On the Record Date, Alpha Star’s directors, executive officers, initial shareholders and their affiliates beneficially owned and were entitled to vote 2,875,000 founder shares and 330,000 private placement units, representing approximately 21.88% of Alpha Star’s issued and outstanding ordinary shares.

Alpha Star’s directors, executive officers, initial shareholders and their affiliates may choose to buy Public Shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal. Any Public Shares held by or subsequently purchased by affiliates of Alpha Star may be voted in favor of the Extension Proposal.

Q. What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Proposal is approved?	A.

If the Extension Proposal is approved, our sponsor, or its designees, has agreed to contribute to us as a loan (i) $0.033 for each public share that is not redeemed in connection with the shareholder vote on the Extension Proposal (the “Initial Contribution”) plus (ii) $0.033 for each public share that is not redeemed for each subsequent calendar month (commencing on the 15th day of each subsequent month), or portion thereof, that is needed by Alpha Star to complete an initial business combination from September 15, 2023 (the date by which Alpha Star is currently required to complete its business combination) until the Extended Date (the “Additional Contributions” and, collectively with the Initial Contribution, the “Contributions”). Assuming the Extension Proposal is approved, the Initial Contribution will be deposited in the trust account promptly following the Annual General Meeting. Each Additional Contribution will be deposited in the trust account established in connection with the IPO within thirty calendar days from the beginning of such calendar month (or portion thereof). The Contributions are conditioned upon the implementation of the Extension Proposal. The Contributions will not occur if the Extension Proposal is not approved or the Extension is abandoned. The amount of the Contributions will not bear interest and will be repayable by us to our sponsor or its designees upon consummation of an initial business combination.

If our sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Proposal will not be put before the shareholders at the Annual General Meeting and we will dissolve and liquidate in accordance with our Amended and Restated Memorandum and Articles of Association. Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our sponsor determines not to continue extending for additional calendar months, its obligation to make additional Contributions will terminate.

Q. Will you seek any further extensions to liquidate the trust account?	A.	Other than the extension until the Extended Date as described in this proxy statement, Alpha Star does not anticipate, but is not prohibited from, seeking the requisite shareholder consent to any further extension to consummate a business combination. Alpha Star has provided that all holders of Public Shares, whether they vote for or against the Extension Proposal, or whether they were holders of Alpha Star ordinary shares on the Record Date or acquired such shares after such date, may elect to redeem their Public Shares into their pro rata portion of the trust account and should receive the funds shortly after the Annual General Meeting. Those holders of Public Shares who elect not to redeem their shares now shall retain redemption rights with respect to the initial business combinations, or, if no future business combination is brought to a vote of the shareholders or if a business combination is not completed for any reason, such holders shall be entitled to the pro rata portion of the trust account on the Extended Date upon a liquidation of the Company.

Q. What happens if the Extension Proposal is not approved?	A.

If the Extension Proposal is not approved and we have not consummated an initial business combination by September 15, 2023, or if the Extension Proposal is approved and we have not consummated an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights and warrants, which will expire worthless if we fail to complete our initial business combination by September 15, 2023.

Our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the trust account with respect to their founder shares and private placement shares if we fail to complete our initial business combination by September 15, 2023.

Q. If the Extension Proposal is approved, what happens next?	A.

If the Extension Proposal is approved, the Company has until the Extended Date to complete its initial business combination.

If the Extension Proposal is approved, we will remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for our use in connection with consummating a business combination on or before the Extended Date.

We may not implement the Extension if we would not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal, after taking into account the Election.

If the Extension Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. We cannot predict the amount that will remain in the trust account if the Extension Proposal is approved and the amount remaining in the trust account may be only a small fraction of the current amount that was in the trust account as of the record date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Company will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and its units, ordinary shares, rights and warrants will remain publicly traded.

If the Extension Proposal is approved and public shareholders elect to redeem their Public Shares, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Alpha Star’s ordinary shares held by Alpha Star’s officers, directors, initial shareholders and their affiliates.

Q. Who bears the cost of soliciting proxies?	A.	The Company will bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through their respective directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any Annual General remuneration for these efforts. We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee and expenses, for its services in connection with the Annual General Meeting.

Q. How do I change my vote?	A.	If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Alpha Star’s Secretary prior to the date of the Annual General Meeting or by voting online at the Annual General Meeting. Attendance at the Annual General Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to 80 Broad Street, 5th Floor, New York, NY 10004, Atten Secretary.

Q If my shares are held in “street name,” will my broker automatically vote them for me?	A.

No. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that Proposals 1 and 2 are discretionary items and Proposals 3 and 4 are “non-discretionary” item.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes and will have the effect of a vote “AGAINST” the Extension Proposal and will have no effect on the other proposals.

Q What is a quorum requirement?	A.

A quorum of shareholders is necessary to hold a valid Meeting. A quorum will be present for the Annual General Meeting if there are present in person or by proxy not less than a majority of the Company’s ordinary shares present at the Meeting in person or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual General Meeting online. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chairman of the Annual General Meeting may adjourn the Annual General Meeting to another date.

Q Who can vote at the Annual General Meeting?	A.

Only holders of record of Alpha Star’s ordinary shares at the close of business on June 8, 2023 (the “Record Date”) are entitled to have their vote counted at the Annual General Meeting and any adjournments or postponements thereof. On the Record Date, 14,705,000 ordinary shares were issued and outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with Alpha Star’s transfer agent, Vstock Transfer LLC, then you are a shareholder of record. As a shareholder of record, you may vote online at the Annual General Meeting or vote by proxy. Whether or not you plan to attend the Annual General Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual General Meeting online. However, since you are not the shareholder of record, you may not vote your shares online at the Annual General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q Does the Board recommend voting for the approval of the Extension Proposal and the Adjournment Proposal?	A.	Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Proposals 1, 2, 3 and 4 are fair to and in the best interests of Alpha Star and its shareholders. The Board recommends that Alpha Star’s shareholders vote “FOR ALL” for the Proposal 1 and “FOR” the Proposals 2, 3 and 4.

Q What interests do the Company’s sponsor, directors and officers have in the approval of the proposals?	A.	Alpha Star’s directors, officers, initial shareholders and their affiliates have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of certain securities of the Company. See the section entitled “The Extension Proposal — Interests of Alpha Star’s Sponsor, Directors and Officers.”

Q What happens to the Alpha Star rights and warrants if the Extension Proposal is not approved?	A.	If the Extension Proposal is not approved, we will automatically wind up, liquidate and dissolve effective starting on September 15, 2023. In such event, your rights and warrants will become worthless.

Q What happens to the Alpha Star right and warrants if the Extension Proposal is approved?	A.	If the Extension Proposal is approved, Alpha Star will continue to attempt to consummate an initial business combination with potential targets until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The rights and warrants will remain outstanding in accordance with their terms.

Q What do I need to do now?	A.	Alpha Star urges you to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the proposals will affect you as a Alpha Star shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q How do I vote?	A.

If you are a holder of record of Alpha Star Public Shares, you may vote online at the Annual General Meeting or by submitting a proxy for the Annual General Meeting. Whether or not you plan to attend the Annual General Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Annual General Meeting and vote online if you have already voted by proxy.

If your shares of Alpha Star are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual General Meeting online. However, since you are not the shareholder of record, you may not vote your shares online at the Annual General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q How do I exercise my redemption rights?	A.

If the Extension is implemented, each public shareholder may seek to redeem such shareholder’s Public Shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated an initial business combination by the Extended Date.

To demand redemption of your Public Shares, you must ensure your bank or broker complies with the requirements identified elsewhere herein.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Vstock Transfer LLC, the Company’s transfer agent, at 18 Lafayette Place, Woodmere, New York 11598, at least two business days prior to the Annual General Meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two (2) business days prior to the Annual General Meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the Annual General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the Annual General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q What should I do if I receive more than one set of voting materials?	A.	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Alpha Star shares.

Q Who can help answer my questions?	A.

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Alpha Star Acquisition Corporation

80 Broad Street, 5th Floor

New York, NY 10004

(212) 837-7977

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Toll Free: (877) 870-8565

Collect: (206) 870-8565

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and Alpha Star’s ability to finance and consummate any proposed business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to Alpha Star or any person acting on Alpha Star’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Alpha Star undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On December 15, 2021, we consummated the Initial Public Offering of 11,500,000 units (each, a “Unit” and collectively, the “Units”). Each Unit consists of one ordinary share, one right to receive one-seventh (1/7) of an ordinary share upon the consummation of an initial business combination and one redeemable warrant. Each warrant entitles the holder thereof to purchase one-half of one ordinary share for $11.50 per share. The units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $115,000,000.

April 6, 2021, our sponsor purchased 2,875,000 founder shares for an aggregate purchase price of $25,000, or approximately $0.01 per share. Our sponsor purchased an aggregate of 330,000 private placement units at a price of $10.00 per unit in a private placement that was completed simultaneously with the closing of our initial public offering. Each unit consists of one private placement share, one private placement warrant and one private placement right. Each private placement warrant entitles the holder upon exercise to purchase one-half of one ordinary share at a price of $11.50 per whole share, subject to adjustment as provided herein. Each private placement right will be converted to one seventh (1/7) of one ordinary shares upon the completion of its initial business combination. The private placement units (including the underlying securities) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.

On December 13, 2021, our units commenced trading on the NASDAQ Capital Market, or NASDAQ, under the symbol “ALSAU”. Commencing January 18, 2022, the ordinary shares, rights and warrants are separately traded on NASDAQ under the symbols “ALSA” “ALSAR” and “ALSAW,” respectively.

Our sponsor owns approximately 21.88% of our issued and outstanding ordinary shares as of December 31, 2022. The net proceeds of the IPO plus the proceeds of the sale of the private placement units were deposited in the trust account.

The aggregate market value of the ordinary shares outstanding, other than shares held by persons who may be deemed affiliates of the Company, computed by reference to the closing sales price for the ordinary shares on June 30, 2022, as reported on The Nasdaq Capital Market, was approximately $114,195,000.

As of June 5, 2023, we had approximately $122,335,760 in the trust account. As of March 31, 2023, $26,694.08 of cash was held outside of the trust account and is available for working capital purposes.

The mailing address of Alpha Star’s principal executive office is 80 Broad Street, 5th Floor, New York, NY 10004, and its telephone number is (212) 837-7977.

Alpha Star is currently in discussions to complete a business combination that will qualify as an initial business combination under its Amended and Restated Memorandum and Articles of Association. In the event that Alpha Star enters into a definitive agreement for a business combination prior to the Annual General Meeting, Alpha Star will issue a press release and file a Current Report on Form 8-K with the SEC announcing the definitive agreement for the proposed business combination.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination if and when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

RISK FACTORS

Shareholders should carefully consider the following risk factors, together with other risk factors disclosed in Company’s annual report on Form 10-K filed on March 31, 2023 and all of the other information included in this proxy statement before they decide whether to vote or instruct their vote to be cast to approve the Proposals described in this proxy statement. These risks could have a material adverse effect on the business, financial conditioning and results of operations of the Company.

The fact that our sponsor is, is controlled by, and has substantial ties with a non-U.S. person could impact our ability to complete our initial business combination.

Our sponsor, A-Star Management Corporation, is controlled by our Chairman and Chief Executive Officer Zhe Zhang, who is a Chinese citizen. Our sponsor owns approximately 21.88% of the outstanding shares of the Company. Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. As a result, this may limit the pool of acquisition candidates we may acquire in the United States, in particular, relative to other special purpose acquisition companies that are not subject to such restrictions, which could make it more difficult and costly for us to consummate a business combination with a target business operating in the United States relative to such other companies.

In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Because we may be considered a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS review was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our initial business combination with any potential target company falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business. In addition, if our business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete its initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive the cash held in the trust account, and our warrants and rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination.

A company that, among other things, is or holds itself out as being engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting, owning, trading or holding certain types of securities would be deemed an investment company under the Investment Company Act. Since we currently invest the proceeds held in the trust account, it is possible the SEC could deem the Company to be currently an inadvertent but nevertheless unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

●	restrictions on the nature of our investments; and

●	restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial business combination.

In addition, we may have imposed upon us burdensome requirements, including:

●	registration as an investment company;

●	adoption of a specific form of corporate structure; and

●	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete an initial business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our anticipated principal activities will subject us to the Investment Company Act. To this end, the proceeds held in the trust account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we have intended from completion of our initial public offering and continue to intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Our initial public offering was not intended for persons who are seeking a return on investments in government securities or investment securities. The trust account set up in connection with the closing of our initial public offering was and is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any public shares properly submitted in connection with a stockholder vote to amend our amended and restated Memorandum and Articles of Association (A) to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination within 12 months (or if extended, 21 months) from the closing of our initial public offering, or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within 21 months from the closing of our initial public offering, our return of the funds held in the trust account to our public stockholders as part of our redemption of the public shares. We are now requesting our stockholders to approve the extension of time from September 15, 2023 to March 15, 2024. Stockholders who do not exercise their redemption rights in connection with an amendment to our amended and restated Memorandum and Articles of Association would still be able to exercise their redemption rights in connection with a subsequent business combination. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial business combination or may result in our liquidation. If we are unable to complete our initial business combination, our public stockholders may receive only approximately $10.64 per share on the liquidation of our trust account and our rights and warrants will expire worthless. There can be, however, no assurance that the foregoing redemption price per share will be paid and as a result of expenses related to compliance with the Investment Company Act, such redemption price may be lower.

Notwithstanding the foregoing, as indicated above, on March 30, 2022, the SEC issued proposed rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940. The SEC’s proposed rules would provide a safe harbor for companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the Company’s registration statement for its initial public offering. A company would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. These rules, if adopted, whether in the form proposed or in revised form, may materially adversely affect our ability to negotiate and complete our initial business combination and may increase the costs and time related thereto. Unfortunately, our Company may not qualify for the safe harbor because an initial business combination will not be completed within the foregoing 18-months and 24-month time requirements and will require additional months to complete. Accordingly, our company may already be deemed an unregistered investment company and subject to the requirements of the Investment Company Act as well as further expenses and possible penalties.

To the extent it takes our company the longer to complete its initial business combination the greater will be the risk to our company and its shareholders that Alpha Star may be deemed to be an unregistered investment company. The risk of our company being determined to be an unregistered investment company may be mitigated if our company shifts the assets in its trust account from securities into cash only.

PROPOSAL 1 THE ELECTION OF DIRECTORS PROPOSAL

Our Board currently consists of one class of five directors, with all directors elected to serve a one-year term.

At the Annual General Meeting, stockholders are being asked to elect five directors to serve as members of our Board to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

Zhe Zhang, Guojian Chen, Patrick Swint, Xiaofeng Zhou and Huei-Ching Huang are the nominees of directors of the Company who are standing for election or re-election at the Annual General Meeting.

The table below sets forth the name, age and position of each nominee for director.

Name	Age	Title
Zhe Zhang	48	Chairman, Chief Executive Officer and Director
Guojian Chen	30	Chief Financial Officer and Director
Patrick Swint	55	Director
Xiaofeng Zhou	41	Director
Huei-Ching Huang	55	Director

The following sets forth information regarding each nominee:

Zhe Zhang serves as our Chairman and Chief Executive Officer since April 2021. From August 2018 to February 2020, Mr. Zhang served as an independent director of TKK Symphony Acquisition Corporation. Since May 2013, Dr. Zhang has been a Founding Partner of SIFT Capital, an asset manager licensed by the Securities and Futures Commission (SFC) of Hong Kong and China Securities Regulatory Commission (CSRC). Since February 2019, Dr. Zhang has also been the CEO of Still Waters Green Technology Limited, an asset management company based in London, specializing in the development and management of renewable energy and power generation assets. Prior to that, from January 2000 to April 2013, he was an Executive Director at Goldman Sachs Beijing, where he was a member of the Supervisory Board of Goldman’s Beijing Office and led multiple overseas acquisitions by Chinese state-owned enterprises and listed companies. He is experienced with fund formation, equity investment and portfolio management. Before entering the private sector, Dr. Zhang had spent 14 years with MOFCOM including as a diplomat stationed in Europe. He is licensed as a Responsible Officer for Asset Management under the SFC of Hong Kong, as well as the licensed to practice as a professional respectively for securities, futures and fund management in China. Dr. Zhang holds a Ph.D. degree from China University of International Business and Economics, Master degrees from both Peking University (LL.M.) and Oxford University (Magister Juris), and a Bachelor degree from Shanghai Institute of Foreign Trade (B.A.). He currently sits on the board of China Oxford Scholarship Fund and is involved in the process for scholarship awardee selection every year.

Guojian Chen serves as our Chief Financial Officer and director since March 2021. Mr. Chen has served as an independent director of Venus Acquisition Corporation from February 2021 to December 2022. Mr. Chen serves as the Secretary of Board of Beijing China Reel Art Exchange Inc. a leading copyright operator focusing on high-quality video content, since May 2020, where he is in charge of investor relations and corporate finance matters for the company. Mr. Chen served as a director of Beijing Zhongqixinhe Enterprise Management Consulting Co., Ltd., a financial advisory firm with focuses on financial, real estate and TMT industry from May 2019 to May 2020. Mr. Chen served as an analyst of Zhongrong Huitong Investment Fund Management (Zhuhai) Co., Ltd. from July 2018 to May 2019. Mr. Chen received his Bachelor of Management degree from Renmin University of China in 2015, and Master of Finance from the University of Chinese Academy of Sciences in June 2018.

Xiaofeng Zhou serves as an independent director since December 2021. Ms. Zhou serves as the Managing Director and founder of Hainan Genyuan Investment Corp. since October 2020. From September 2019 to October 2020, Ms. Zhou served as Senior Strategic Consultant for Nanjing Travel Group. Prior to that, from September 2006 to September 2019, Ms. Zhou served director, Vice President and Secretary of the Board for Tempus International Commercial Services Corp., a company listed in Hong Kong and Shenzhen Stock market. Ms. Zhou received her LL.B. degree from Shenzhen University in 2004.

Patrick Swint serves as an independent director since October 2022. Major Patrick J. Swint has served as a Board Member at Roberts & Ryan, a Service Disabled Veteran Owned Broker Dealer (SDVO) based in New York City, since December 2020. He founded and served as CEO of Knightsbridge Ventures in August 2017, a Registered Investment Advisor to syndicate capital from US Accredited investors to co-invest in European private equity and real estate with European family offices. Mr. Swint is the founder and current CEO of Salsa Properties LLC, a property development and real estate portfolio management company with over 20-year history. Mr. Swint has previously worked for Drexel Hamilton and Academy Securities, the top New York City SDVO Broker Dealers, in investment banking, specifically capital raising and M&A. He performed an internship in International Treasury with FMC corporation in Philadelphia whilst studying for his FINRA series 7 and 79 examinations in the Wall Street War Fighters Program in Philadelphia in 2012. He is retired from a successful civilian career in orthopedic surgery for 12 years. Major Swint is retired from a military career spanning 21 years during which he served as a medic in the US Army Special Forces, as a Detachment Medic for a counter-drug Special Operations Detachment, and as an Orthopedic Surgery Consultant in the US Air Force. Major Swint was recognized for his career of military service by a Resolution of the Texas Senate in 2011 and was awarded an Admiral’s Commission in the Texas Navy in 2014 (Texas’ highest civilian award) by the then Governor of Texas Rick Perry. Mr. Swint received a BA from the University of Texas at Austin in Political Science/Latin American Studies in 1993, a BS of Physician Assistant Studies from the UT Health Sciences Center San Antonio in 1996, a Medical Degree (MS) from the University of Nebraska Medical Center (Summa Cum Laude) in 1999 and an MBA from the University of Chicago Booth School of Business in Private Equity Finance in 2016. He has passed the FINRA Series 7, 63, 65 and 79 examinations. He is a member of the Urban Land Institute (ULI) and a Member of the UK Chartered Institute For Securities and Investments (CISI). Mr. Swint was granted the City of London Freedom in 2016. Mr. Swint is currently a Freeman of the City of London International Bankers Livery Company, a Freeman of the City of London Guild of Investment Managers, a Freeman of the Society of Apothecaries Livery, and a Founding Freeman of the City of London Guild of Entrepreneurs. He is an active member in London of the Royal Automobile Club, the Royal Air Force Club, the City Livery Club and the Special Forces Club. Mr. Swint is a Life Member of the University of Texas Alumni Association and the US Army Special Forces Association. Mr. Swint recently founded the Excalibur Foundation to support the transition of severely disabled Special Operations Veterans in the United Kingdom into finance and entrepreneurial roles.

Huei-Ching (Tina) Huang serves as an independent director since December 2021. Ms. Huang founded and has served as director of AGC Capital Securities Pty Ltd since April 2014. AGC Capital is a financial advisory service company based in Sydney and licensed in Australia. Ms. Huang leads AGC Capital’s operation in Australia and Asia Pacific, primarily focusing on initial public offerings, funds management, corporate finance, mergers and acquisitions and direct investments. From February 2021 to Present, Ms. Huang also serve as a director of Wall St. Trust Limited based in Hong Kong, which is a licensed entity of Securities & Futures Commission of Hong Kong (SFC). Prior to AGC Capital, from February 2012 to May 2013, Ms. Huang worked for KPMG as a director of Information Risk Management. Ms. Huang received her a LLB degree from School of Law of Soochow University in June 1992. We believe Ms. Huang is well-qualified to serve as a member of the Board because of her financial experiences in capital markets.

There are no arrangements or understandings between any of our directors and any other person pursuant to which any director was selected to serve as a director of our company. Directors are elected until their successors are duly elected and qualified. There are no family relationships among any of the directors or the executive officers of the Company.

Director Qualifications and Diversity

We seek directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our businesses. We seek directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion. We also seek directors who have the ability and commitment to devote significant time and energy to service on the Board and its committees. We believe that all of our directors meet the foregoing qualifications. We do not have a policy with respect to diversity.

Transactions with Related Persons, Promoters and Certain Control Persons

Certain “related party” transactions involving related persons (excluding executive officer compensation which is determined by the compensation committee) are presented to, reviewed and approved by the audit committee. Related persons include the Company’s directors and executive officers, immediate family members of the directors and executive officers, and security holders who beneficially own five percent or more of our common stock and their respective family members. The transactions subject to such review are those transactions in which the Company was or is to be a participant and the amount involved equals or exceeds $120,000. If the related party involved in a related party transaction is a director of the Company that would normally review such a transaction or a family member of such a director, then that director will not participate in the relevant discussion and review.

Information considered in evaluating such transactions may include: the nature of the related person’s interest in the transaction; the material terms of the transaction; whether the terms of the transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related party; whether there are business reasons for the Company to enter into the transaction; whether the transaction would impair the independence of an outside director; and whether the transaction would present an improper conflict of interests for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or related party, the direct or indirect nature of the director’s, executive officer’s or related party’s interest in the transaction and the ongoing nature of any proposed relationship; and any other factors the audit committee deems relevant.

Review, Approval or Ratification of Transactions with Related Persons

Our Board appointed an audit committee consisting of independent directors. This committee, among other duties, is charged to review, and if appropriate, ratify all agreements and transactions which had been entered into with related parties, as well as review and ratify all future related party transactions.

Vote Required

If a quorum is present, directors are elected by a plurality of the votes cast, in person or by proxy. This means that the four nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Votes marked “FOR” a nominee will be counted in favor of that nominee. Proxies will have full discretion to cast votes for other persons in the event any nominee is unable to serve. Failure to vote by proxy or to vote in person at the Annual General Meeting and broker non-votes will have no effect on the vote since a plurality of the votes cast is required for the election of each nominee.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE ELECTION OF EACH OF THE FOUR NOMINEES TO THE BOARD.

PROPOSAL 2 THE RATIFICATION OF

APPOINTMENT OF INDEPENDENT AUDITOR PROPOSAL

The Audit Committee of our Board is responsible for the selection of our independent registered public accounting firm. The Audit Committee has determined to appoint the public accounting firm of UHY LLP, Certified Public Accountants, as independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2023. Although our Audit Committee is directly responsible for selecting and retaining our independent auditor and even though ratification is not required by our bylaws, the Board is submitting the selection of UHY LLP to our stockholders for ratification as a matter of good corporate practice and we are asking our stockholders to approve the appointment of UHY LLP. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by UHY LLP that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. No representative of UHY LLP is expected to be present in person or by electronic conferencing at the Annual General Meeting.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by UHY LLP for audit and non-audit services rendered to us in 2022 and 2021. These fees are categorized as audit fees, audit-related fees, tax fees, and all other fees. The nature of the services provided in each category is described following the table.

	2022	2021
Audit Fees	$81,375	$70,475
Audit-Related Fees	-	-
Tax Fees	-	-
Total Fees	$81,375	$70,475

Audit Fees. We paid aggregate fees of $81,375 and $70,475 for the fiscal years ended December 31, 2022 and 2021, respectively, to UHY LLP for professional services rendered by such firm for the audit and review of the financial statements included in our registration statement on Form S-1, annual report on Form 10-K and for the review of the financial statements included in our quarterly reports on Form 10-Q.

Audit-Related Fees. We paid aggregate fees of $0 and $0 for the fiscal years ended December 31, 2022 and 2021, respectively, to UHY LLP.

Tax Fees. We paid aggregate fees of $0 and $0 for the fiscal years ended December 31, 2022 and 2021, respectively, to UHY LLP for professional services rendered for tax compliance, tax advice and tax planning. No tax services were provided by UHY LLP during such periods.

All Other Fees. We did not pay any fees to UHY LLP. for any other professional services during the fiscal years ended December 31, 2022 and 2021.

Board of Directors Pre-Approval Policies and Procedures

The Audit Committee has the sole authority to review in advance and grant any pre-approvals of (i) all auditing services to be provided by the independent auditor, (ii) all significant non-audit services to be provided by the independent auditors as permitted by Section 10A of the Exchange Act, and (iii) all fees and the terms of engagement with respect to such services, except that the Audit Committee may delegate the authority to pre-approve non-audit services to one or more of its committee members who will present his decisions to the full Audit Committee at the first meeting following such decision. All audit and non-audit services performed by UHY LLP during fiscal years 2022 and 2021 were pre-approved pursuant to the procedures outlined above. Prior to the establishment of the Audit Committee, all services of the independent auditors were approved by the full board of directors.

Vote Required

The affirmative vote of a majority of the votes cast on the matter is required to ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Abstentions will not affect the outcome of the vote on the proposal.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF UHY LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

PROPOSAL 3 THE EXTENSION PROPOSAL

Alpha Star is proposing to amend its Amended and Restated Memorandum and Articles of Association to extend the date by which Alpha Star must consummate an initial business combination from September 15, 2023 to March 15, 2024.

The Extension Proposal is essential to the overall implementation of the Board’s plan to allow Alpha Star more time to complete its initial business combination. Approval of the Extension Proposal is a condition to the implementation of the Extension.

If the Extension Proposal is not approved and we have not consummated an initial business combination by September 15, 2023, or if the Extension Proposal is approved and we have not consummated an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights and warrants, which will expire worthless if we fail to complete our initial business combination by September 15, 2023 or the Extended Date if the Extension Proposal is approved.

A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association of Alpha Star is attached to this proxy statement as Annex A.

Reasons for the Extension Proposal

The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that the Company has until September 15, 2023 to effect a business combination under its terms. While we are currently in discussions regarding initial business combination opportunities, our Board currently believes that there will not be sufficient time before September 15, 2023 to complete such initial business combination. The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that the affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Annual General Meeting and which vote on the Extension Proposal is required to extend our corporate existence for an additional six (6) months to March 15, 2024, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and Amended and Restated Memorandum and Articles of Association provide for all public shareholders to have an opportunity to redeem their Public Shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our shareholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we must complete a business combination beyond September 15, 2023 to the Extended Date. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of a proposed initial business combination.

We believe that the foregoing Amended and Restated Memorandum and Articles of Association provision was included to protect the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given the Company’s expenditure of time, effort and money on finding an initial business combination thus far, circumstances warrant providing public shareholders an opportunity to consider an initial business combination.

If the Extension Proposal is Not Approved

If the Extension Proposal is not approved and we do not consummate an initial business combination by September 15, 2023 in accordance with our Amended and Restated Memorandum and Articles of Association, we will automatically wind up, dissolve and liquidate starting on September 15, 2023.

The holders of the founder shares have waived their rights to participate in any liquidation distribution with respect to such founder shares. There will be no distribution from the trust account with respect to Alpha Star’s rights and warrants, which will expire worthless in the event we wind up.

If the Extension Proposal is Approved

If the Extension Proposal is approved, Alpha Star will file an amended and restated Memorandum and Articles of Association in accordance with the Cayman Island law, incorporating the amendment set forth in Annex A hereto. Alpha Star will remain a reporting company under the Exchange Act and its Units, issued and outstanding Public Shares, rights and warrants will remain publicly traded. Alpha Star will then continue to work to execute a definitive agreement for an initial business combination and complete such a business combination by the Extended Date.

If the Extension Proposal is approved, but Alpha Star does not consummate an initial business combination by the Extended Date (March 15, 2024), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights and warrants, which will expire worthless if we fail to complete our initial business combination by the Extended Date.

Approval of the Extension Proposal will constitute consent for the Company to (i) remove from the trust account the Withdrawal Amount; and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete an initial business combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Proposal is approved.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the amount held in the trust account and Alpha Star’s net asset value based on the number of shares that seek redemption. Alpha Star cannot predict the amount that will remain in the trust account if the Extension Proposal is approved. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal and the Election by public shareholders to redeem their Public Shares.

Redemption Rights

If the Extension Proposal is approved, the Company will provide the public shareholders making the Election, the opportunity to receive, at the time the Extension Proposal becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. Alpha Star has provided that all holders of Public Shares, whether they vote for or against the Extension Proposal, or whether they were holders of Alpha Star ordinary shares on the record date or acquired such shares after such date, may elect to redeem their Public Shares into their pro rata portion of the trust account and should receive the funds shortly after the Annual General Meeting. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION PROPOSAL.

You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Proposal.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Vstock Transfer LLC, the Company’s transfer agent, at 18 Lafayette Place, Woodmere, New York 11598, at least two (2) business days prior to the vote for the Extension Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the Annual General Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal are approved. In furtherance of such irrevocable election, shareholders making the Election will not be able to tender their shares after the vote at the Annual General Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two (2) weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders such holder’s shares and decides prior to the vote at the Annual General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Annual General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Proposal is not approved or are abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Proposal will not be approved or will be abandoned. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid, calculated as of two (2) business days prior to the Annual General Meeting. The closing price of Alpha Star’s shares on the June 2, 2023 was $10.64.

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such shares. You will be entitled to receive cash for such shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent at least two (2) business days prior to the Annual General Meeting. If the Extension Proposal is not approved or if they are abandoned, such shares will be returned promptly following the Annual General Meeting as described above.

The Board’s Reasons for the Extension Proposal

If the Extension Proposal is approved by the requisite vote of shareholders, after the Withdrawal Amount has been removed from the trust account, the remaining holders of Public Shares will retain their right to redeem their shares for a pro rata portion of the funds available in the trust account upon consummation of the Company’s initial business combination. In addition, public shareholders who vote for the Extension Proposal and do not elect to exercise their redemption rights will have the opportunity to participate in any liquidation distribution if the Company has not completed such business combination by the Extended Date. However, the Company will not proceed with the Extension Proposal, if after the Election, the Company fails to have net tangible assets greater than $5,000,001.

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Proposal is fair to, and in the best interests of, Alpha Star and its shareholders. The Board has approved and declared advisable adoption of the Extension Proposal and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your Public Shares.

Interests of Alpha Star’s Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	the fact that our sponsor holds 2,875,000 founder shares and 330,000 private placement units that would expire worthless if a business combination is not consummated;

●	In order to finance transaction costs in connection with an intended initial business combination, our initial shareholders, officers, directors or their affiliates may, but are not obligated to, loan us funds as may be required. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, but no proceeds from our trust account would be used for such repayment. Such loans would be evidenced by promissory notes. Such promissory notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon consummation of our business combination into additional private units at a price of $10.00 per unit (which, for example, would result in the holders being issued 150,000 ordinary shares if $1,500,000 of such notes were so converted, as well as 150,000 warrants to purchase 75,000 shares).

●	the fact that, if the trust account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the sponsor has agreed to indemnify us to ensure that the proceeds in the trust account are not reduced below $10.00 per public share, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the trust account; and

All of the current members of our Board are expected to continue to serve as directors of the Company at least through the date of the Annual General Meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Required Vote

Approval of the Extension Proposal requires the affirmative vote of holders of at least two-thirds (2/3) of the Company’s ordinary shares issued and outstanding and entitled to vote and which are present (in person or by proxy) at the Annual General Meeting and which voted on the Extension Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of this Proposal.

All of Alpha Star’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Extension Proposal. On the record date, directors and executive officers of Alpha Star and their affiliates beneficially owned and were entitled to vote 3,205,000 ordinary shares of Alpha Star representing approximately 21.88% of Alpha Star’s issued and outstanding ordinary shares.

In addition, Alpha Star’s directors, executive officers and their affiliates may choose to buy Units or ordinary shares of Alpha Star in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and elected to redeem their shares for a portion of the trust account. Any shares of Alpha Star held by affiliates will be voted in favor of the Extension Proposal. As the Extension Proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the Extension Proposal. The Board expresses no opinion as to whether you should elect to redeem your Public Shares.

PROPOSAL 4 THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the Annual General Meeting (who has agreed to act accordingly) to adjourn the Annual General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the Proposals 1, 2 and 3. If the adjournment proposal is not approved by our shareholders, it is agreed that the chairman of the Annual General Meeting shall not adjourn the Annual General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the Proposal 1, 2 and 3.

Required Vote

The affirmative vote of a majority of the Company’s ordinary shares present (in person or by proxy) and voting on the Adjournment Proposal at the Annual General Meeting will be required to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve the Proposal 1, 2 and 3. Abstentions will have no effect with respect to approval of this Adjournment Proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation

The Board recommends that you vote “FOR” the Adjournment Proposal.

THE ANNUAL GENERAL MEETING

Date, Time and Place. The Annual General Meeting of Alpha Star’s shareholders will be held at 10:00 a.m., Eastern Time on July 13, 2023 in the offices of the Company’s counsel, Becker & Poliakoff LLP, at 45 Broadway, 17th Floor, New York, NY 10006.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Annual General Meeting, if you owned Alpha Star ordinary shares at the close of business on June 8, 2023, the Record Date for the Annual General Meeting. You will have one (1) vote per proposal for each Alpha Star share you owned at that time. Alpha Star rights and warrants do not carry voting rights.

Votes Required. The affirmative vote of a majority of the Company’s ordinary shares issued and outstanding and entitled to vote which are present (in person or by proxy) at the Annual General Meeting and are voted will be required to approve the Proposal 1, 2 and 4. The affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares issued and outstanding and entitled to vote which are present (in person or by proxy) at the Annual General Meeting and which vote on the Proposal 3 will be required to approve the Proposal 3. Abstentions, which are not votes cast, will have no effect with respect to approval of these proposals. As proposals 3 and 4 are not “routine” matters, brokers will not be permitted to exercise discretionary voting on Proposals 3 and 4.

At the close of business on the record date, there were 14,705,000 issued and outstanding ordinary shares of Alpha Star each of which entitles its holder to cast one (1) vote per proposal.

If you do not want the Extension Proposal approved, you should vote against such Proposal. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid within ten (10) business days after the shareholder Meeting which is scheduled for July 27, 2023, you must vote for or against the Extension Proposal and demand redemption of your shares.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposal to approve the proposals being presented to shareholders at the Annual General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Annual General Meeting.

We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free). The Company has agreed to pay Advantage Proxy a fee of $7500 and expenses, for its services in connection with the Annual General Meeting.

CORPORATE GOVERNANCE

Meetings of the Board of Directors; Independence and Committees

During the fiscal year ended December 31, 2022, the Alpha Star board of directors (the “Board of Directors” or the “Board”) met on five occasions. No member of the Board of Directors or any committee failed to attend at least, or participated in fewer 100% of the meetings of the Board or of a committee on which such member serves. During all of the regularly scheduled meetings in fiscal year 2022, the Board of Directors met in executive session where only the independent directors were present without any members of management.

The listing rules established by the Nasdaq Stock Market require that a majority of the members of a listed company’s Board of Directors qualify as “independent” as affirmatively determined by the board, meaning that each independent director has no direct or indirect material relationship with a company other than as a director and/or a shareholder. Our Board of Directors consults with legal counsel to ensure that our Board of Director’s determination with respect to the definition of “independent” is consistent with current Nasdaq listing rules. The Nominating annually reviews the independence of all directors and nominees for director, including relevant transactions or relationships between each director and nominee, or any of his or her family members or affiliates. The Nominating reports its findings to full Board. Based on such report, the Board has affirmatively determined that each of our current directors, other than Zhe Zhang and Guojian Chen, who serves as our Chief Executive Officer and Chief Financial Officer, are independent directors under the applicable guidelines noted above. As a result, each of Patrick Swint, Xiaofeng Zhou and Huei-Ching Huang are deemed to be “independent” as that term is defined under the rules of the Nasdaq Stock Market.

The Board of Directors will maintain three (3) committees: the Audit Committee, the Compensation Committee, and the Nominating Committee. All of the members of our Audit, Nominating, and Compensation Committees meet the standards for independence required under current Nasdaq Stock Market listing rules, SEC rules, and applicable securities laws and regulations. Each of these committees has a written charter approved by the Board of Directors.

For the fiscal year ended December 31, 2022, a general description of the duties of the committees, their members and number of times each committee met were as follows:

Audit Committee. Our Audit Committee acts to: (i) review with management the finances, financial condition and interim financial statements of the Company; (ii) review with our independent registered public accounting firm the year-end financial statements; (iii) review implementation with the independent registered public accounting firm and management of any action recommended by the independent registered public accounting firm; and (iv) retain and terminate our independent registered public accounting firm. At the end of the 2022 fiscal year, the members of our Audit Committee were Patrick Swint, Xiaofeng Zhou and Huei-Ching Huang. Ms. Huei-Ching Huang is designated as our Audit Committee Financial Expert. During the 2022 fiscal year, and presently, all of the members of our Audit Committee were “independent” within the definition of that term as provided by the Nasdaq Marketplace Rules. During the fiscal year ended December 31, 2022, the Audit Committee met on four (4) occasions.

Compensation Committee. The Compensation Committee reviews, approves and administers compensation arrangements for our executive officers, administers our equity-based compensation plans, establishes and reviews general policies relating to the compensation and benefits of our executive officers and other personnel, evaluates the relationship between executive officer compensation policies and practices and corporate risk management to confirm those policies and practices do not incentivize excessive risk-taking, and evaluates and makes recommendations to our Board of Directors regarding the compensation of our non-employee directors. As of the end of the 2022 fiscal year, the members of the Compensation Committee were, Patrick Swint, Xiaofeng Zhou and Huei-Ching Huang. Ms. Xiaofeng Zhou serves as chairman of the compensation committee. At all times members of the Compensation Committee satisfied the independence requirements of the Nasdaq Marketplace Rules. During the fiscal year ended December 31, 2022, this committee met on two occasions and acted on unanimous written consent on two (2) occasions.

Nominating Committee. Pursuant to its charter, the Nominating Committee’s tasks include reviewing and recommending to the Board issues relating to the Board’s composition and structure; establishing criteria for membership and evaluating corporate policies relating to the recruitment of Board members; implementing and monitoring policies regarding principles of corporate governance in order to ensure the Board’s compliance with its fiduciary duties to the Company and its shareholders; and making recommendations regarding proposals submitted by shareholders. The Nominating Committee’s functions also include the review of all candidates for a position on the Board of Directors, including existing directors for re-nomination, and reporting its findings with recommendations to the Board. The members of the Nominating Committee as of the end of the 2022 fiscal year were Patrick Swint, Xiaofeng Zhou and Huei-Ching Huang, each of whom satisfy the independence requirements of the Nasdaq Marketplace Rules. Ms. Huei-Ching Huang serves as chairman of the Nomination committee. During the fiscal year ended December 31, 2022, this committee met on two (2) occasions.

Procedure to be Followed by Shareholders in Submitting Director Candidate Recommendations

Any shareholder who desires the Nominating Committee to consider one or more candidates for nomination as a director should, either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Secretary of the Company at our principal executive offices not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the anniversary date of the immediately preceding annual meeting; provided, however, that, in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed (other than as a result of adjournment) by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which such notice of the date of such meeting was mailed a public announcement of the date of such meeting was first made by the Company. Each written recommendation should set forth: (a) the name and address of the shareholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected; and (c) a description of how the person(s) satisfy the general criteria specified in our Amended and Restated By-laws for consideration as a candidate.

Additional Criteria for Notice of Shareholder Nominees

In accordance with our Amended and Restated By-Laws, any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such shareholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company in accordance with the terms described in the preceding paragraph. Each shareholder’s notice shall set forth for each nominee all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934 and pursuant to the Company’s Amended and Restated By-laws, including such person’s written consent to being named as a nominee and to serving as a director if elected, as well as whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Company and a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder. Further, the notice shall include as to the shareholder giving notice all information required to be disclosed by the shareholder under Regulation 14A under the Exchange Act, including: (i) the name and address of the shareholder; (ii) the class or series and number of shares of the Company which are, directly or indirectly, owned by such shareholder, as well as any derivative positions held by such shareholder; (iii) any proxy, arrangement, or relationship pursuant to which such shareholder has a right, directly or indirectly, to vote any shares of any security of the Company; (iv) any hedging or similar transactions in securities of the Company directly or indirectly owned by such shareholder; (v) a description of any agreement, arrangement or understanding with respect to the proposal; and (vi) a statement whether either such shareholder intends, or is part of a group which intends, to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting shares required under applicable law to carry the proposal.

Shareholder Communications with the Board

Any shareholder may communicate with the Board of Directors in writing through the Company’s Corporate Secretary provided that the communication identifies the shareholder and the number and type of securities held by that shareholder. The Secretary reviews such communications, and forwards them to the Board of Directors unless the Secretary, in consultation with the Chief Executive Officer, determines that the communication is inappropriate for the Board’s consideration (for example, if it relates to a personal grievance or is unrelated to Company business). The Secretary maintains a permanent written record of all such shareholder communications received by the Secretary. This process was unanimously approved by the Nominating Committee of the Board of Directors (which is comprised of independent directors).

Directors and Executive Officers

Our current directors, officers and director nominees are listed below.

Name	Age	Title
Zhe Zhang	48	Chairman, Chief Executive Officer and Director
Guojian Chen	30	Chief Financial Officer and Director
Patrick Swint	55	Director
Xiaofeng Zhou	41	Director
Huei-Ching Huang	55	Director

Zhe Zhang serves as our Chairman and Chief Executive Officer since April 2021. From August 2018 to February 2020, Mr. Zhang served as an independent director of TKK Symphony Acquisition Corporation. Since May 2013, Dr. Zhang has been a Founding Partner of SIFT Capital, an asset manager licensed by the Securities and Futures Commission (SFC) of Hong Kong and China Securities Regulatory Commission (CSRC). Since February 2019, Dr. Zhang has also been the CEO of Still Waters Green Technology Limited, an asset management company based in London, specializing in the development and management of renewable energy and power generation assets. Prior to that, from January 2000 to April 2013, he was an Executive Director at Goldman Sachs Beijing, where he was a member of the Supervisory Board of Goldman’s Beijing Office and led multiple overseas acquisitions by Chinese state-owned enterprises and listed companies. He is experienced with fund formation, equity investment and portfolio management. Before entering the private sector, Dr. Zhang had spent 14 years with MOFCOM including as a diplomat stationed in Europe. He is licensed as a Responsible Officer for Asset Management under the SFC of Hong Kong, as well as the licensed to practice as a professional respectively for securities, futures and fund management in China. Dr. Zhang holds a Ph.D. degree from China University of International Business and Economics, Master degrees from both Peking University (LL.M.) and Oxford University (Magister Juris), and a Bachelor degree from Shanghai Institute of Foreign Trade (B.A.). He currently sits on the board of China Oxford Scholarship Fund and is involved in the process for scholarship awardee selection every year.

Guojian Chen serves as our Chief Financial Officer and director since March 2021. Mr. Chen has served as an independent director of Venus Acquisition Corporation from February 2021 to December 2022. Mr. Chen serves as the Secretary of Board of Beijing China Reel Art Exchange Inc. a leading copyright operator focusing on high-quality video content, since May 2020, where he is in charge of investor relations and corporate finance matters for the company. Mr. Chen served as a director of Beijing Zhongqixinhe Enterprise Management Consulting Co., Ltd., a financial advisory firm with focuses on financial, real estate and TMT industry from May 2019 to May 2020. Mr. Chen served as an analyst of Zhongrong Huitong Investment Fund Management (Zhuhai) Co., Ltd. from July 2018 to May 2019. Mr. Chen received his Bachelor of Management degree from Renmin University of China in 2015, and Master of Finance from the University of Chinese Academy of Sciences in June 2018.

Xiaofeng Zhou serves as an independent director since December 2021. Ms. Zhou serves as the Managing Director and founder of Hainan Genyuan Investment Corp. since October 2020. From September 2019 to October 2020, Ms. Zhou served as Senior Strategic Consultant for Nanjing Travel Group. Prior to that, from September 2006 to September 2019, Ms. Zhou served director, Vice President and Secretary of the Board for Tempus International Commercial Services Corp., a company listed in Hong Kong and Shenzhen Stock market. Ms. Zhou received her LL.B. degree from Shenzhen University in 2004.

Patrick Swint serves as an independent director since October 2022. Major Patrick J. Swint has served as a Board Member at Roberts & Ryan, a Service Disabled Veteran Owned Broker Dealer (SDVO) based in New York City, since December 2020. He founded and served as CEO of Knightsbridge Ventures in August 2017, a Registered Investment Advisor to syndicate capital from US Accredited investors to co-invest in European private equity and real estate with European family offices. Mr. Swint is the founder and current CEO of Salsa Properties LLC, a property development and real estate portfolio management company with over 20-year history. Mr. Swint has previously worked for Drexel Hamilton and Academy Securities, the top New York City SDVO Broker Dealers, in investment banking, specifically capital raising and M&A. He performed an internship in International Treasury with FMC corporation in Philadelphia whilst studying for his FINRA series 7 and 79 examinations in the Wall Street War Fighters Program in Philadelphia in 2012. He is retired from a successful civilian career in orthopedic surgery for 12 years. Major Swint is retired from a military career spanning 21 years during which he served as a medic in the US Army Special Forces, as a Detachment Medic for a counter-drug Special Operations Detachment, and as an Orthopedic Surgery Consultant in the US Air Force. Major Swint was recognized for his career of military service by a Resolution of the Texas Senate in 2011 and was awarded an Admiral’s Commission in the Texas Navy in 2014 (Texas’ highest civilian award) by the then Governor of Texas Rick Perry. Mr. Swint received a BA from the University of Texas at Austin in Political Science/Latin American Studies in 1993, a BS of Physician Assistant Studies from the UT Health Sciences Center San Antonio in 1996, a Medical Degree (MS) from the University of Nebraska Medical Center (Summa Cum Laude) in 1999 and an MBA from the University of Chicago Booth School of Business in Private Equity Finance in 2016. He has passed the FINRA Series 7, 63, 65 and 79 examinations. He is a member of the Urban Land Institute (ULI) and a Member of the UK Chartered Institute For Securities and Investments (CISI). Mr. Swint was granted the City of London Freedom in 2016. Mr. Swint is currently a Freeman of the City of London International Bankers Livery Company, a Freeman of the City of London Guild of Investment Managers, a Freeman of the Society of Apothecaries Livery, and a Founding Freeman of the City of London Guild of Entrepreneurs. He is an active member in London of the Royal Automobile Club, the Royal Air Force Club, the City Livery Club and the Special Forces Club. Mr. Swint is a Life Member of the University of Texas Alumni Association and the US Army Special Forces Association. Mr. Swint recently founded the Excalibur Foundation to support the transition of severely disabled Special Operations Veterans in the United Kingdom into finance and entrepreneurial roles.

Huei-Ching (Tina) Huang serves as an independent director since December 2021. Ms. Huang founded and has served as director of AGC Capital Securities Pty Ltd since April 2014. AGC Capital is a financial advisory service company based in Sydney and licensed in Australia. Ms. Huang leads AGC Capital’s operation in Australia and Asia Pacific, primarily focusing on initial public offerings, funds management, corporate finance, mergers and acquisitions and direct investments. From February 2021 to Present, Ms. Huang also serve as a director of Wall St. Trust Limited based in Hong Kong, which is a licensed entity of Securities & Futures Commission of Hong Kong (SFC). Prior to AGC Capital, from February 2012 to May 2013, Ms. Huang worked for KPMG as a director of Information Risk Management. Ms. Huang received her a LLB degree from School of Law of Soochow University in June 1992. We believe Ms. Huang is well-qualified to serve as a member of the Board because of her financial experiences in capital markets.

Terms of Office of Officers and Directors

Each of our directors holds office for a one-year term. Subject to any other special rights applicable to the shareholders, any vacancies on our Board of Directors may be filled by the affirmative vote of a majority of the directors present and voting at the meeting of our board or by a majority of the holders of our founder shares.

Shareholder Communications

Shareholders who wish to communicate directly with our board of directors, or any individual director, should direct questions in writing to our Corporate Secretary, Alpha Star Acquisition Corporation, 80 Broad Street, 5th Floor, New York, NY 10004, (212) 837-7977. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must identify the author and clearly state whether the intended recipients are all members of the board of directors or just certain specified individual directors. The Corporate Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Director Independence

The NASDAQ listing standards require that a majority of our Board of Directors be independent. An “independent director” is defined generally as a person who has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). We currently have three “independent directors” as defined in the NASDAQ listing standards and applicable SEC rules. Our board has determined that each of Messrs. Patrick Swint, Xiaofeng Zhou and Huei-Ching Huang are independent directors under applicable SEC and NASDAQ rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Leadership Structure and Risk Oversight

The board of directors’ oversight of risk is administered directly through the board of directors, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to the board of directors including the procedures that the Company has adopted to identify and manage risks. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof. The audit committee reserves time at each of its meetings to meet with the Company’s independent registered public accounting firm outside of the presence of the Company’s management.

Director Nominations

As stated above in this Proxy Statement, we have established a standing nominating committee, In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Patrick Swint, Xiaofeng Zhou and Huei-Ching Huang. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent.

The board of directors will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our memorandum and articles of association.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics and our audit and compensation committee charters as exhibits to the registration statement filed in connection with our IPO. You can review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC. Officers, directors, and greater-than-ten-percent shareholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 furnished since the effective date of our IPO, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file the same.

Director and Officer Compensation

No compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to our founders, members of our management team or their respective affiliates, for services rendered prior to, or in order to effectuate the consummation of, our initial business combination (regardless of the type of transaction that it is). Directors, officers and founders will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After completion of our initial business combination, members of our management team who remain with us may be paid employment, consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. The amount of such compensation may not be known at the time of a stockholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in an Exchange Act filing such as Current Report on Form 8-K, as required by the SEC.

Employment Agreements

We do not currently have any written employment agreements with any of our directors and officers except certain indemnification agreements with our directors.

Retirement/Resignation Plans

We do not currently have any plans or arrangements in place regarding the payment to any of our executive officers following such person’s retirement or resignation.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of Alpha Star’s ordinary shares as of the record date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our current officers and directors; and

●	all current officers and directors as a group.

As of the record date, there were a total of 14,705,000 ordinary shares. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(3)	Approximate Percentage of Outstanding Shares(3)
A-Star Management Corporation(2)	3,205,000	21.88%
Zhe Zhang(2)	3,205,000	21.88%
Guojian Chen(4)	-	-
Patrick Swint(4)	-	-
Xiaofeng Zhou(4)	-	-
Huei-Ching Huang(4)	-	-
Steven Markscheid(4)	-	-
All directors and officers as a group (6 individuals)	3,205,000	21.88%

5% or greater beneficial owners
Lighthouse Investment Partners, LLC(5)	1,004,081	8.73%
Weiss Asset Management LP(6)	860,000	5.85%
Saba Capital Management, L.P.(7)	769,511	5.2%
Mizuho Financial Group, Inc.(8)	1,027,250	7%

*	Less than one percent.
(1)	Unless otherwise indicated, the business address of each of the individuals is 80 Broad Street, 5th Floor, New York, New York 10004.
(2)	Represents 2,875,000 founder ordinary shares and 330,000 private placement ordinary shares held by A-Star Management Corporation, our sponsor. Mr. Zhe Zhang, our Chairman and Chief Executive Officer, is the sole director of our sponsor, have voting and dispositive power of the ordinary shares. The address for our sponsor is Craigmuir Chambers, PO Box 71, Road Town, Tortola, VG 1110 British Virgin Islands.
(3)	Based upon 14,705,000 ordinary shares outstanding. Includes the 330,000 private placement units (and the component parts) purchased by our sponsor simultaneously with the consummation of our initial public offering.
(4)	Such individual does not beneficially own any of our ordinary shares. However, such individual has a pecuniary interest in our ordinary shares through his ownership of shares of our sponsor.
(5)	Based on information contained in a Schedule 13G/A filed on February 14, 2023.
(6)	Based on information contained in the Schedule 13G filed on February 7, 2022 by Weiss Asset Management, WAM GP, and Andrew Weiss. Each reporting person has shared power to vote 860,000 ordinary shares and shared the power to dispose of 860,000 shares. The business address for each reporting person is 222 Berkeley St., 16th Floor, Boston, Massachusetts 02116.
(7)	Based on information contained in the Schedule 13G/A filed on February 14, 2023.
(8)	Based on information contained in the Schedule 13G filed on February 14, 2023.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

April 6, 2021, our sponsor purchased 2,875,000 founder shares for an aggregate purchase price of $25,000, or approximately $0.01 per share. Our sponsor owns approximately 21.88% of our issued and outstanding ordinary shares as of December 31, 2022.

Our sponsor purchased an aggregate of 330,000 private placement units at a price of $10.00 per unit in a private placement that was completed simultaneously with the closing of our initial public offering. Each unit consists of one private placement share, one private placement warrant and one private placement right. Each private placement warrant entitles the holder upon exercise to purchase one-half of one ordinary share at a price of $11.50 per whole share, subject to adjustment as provided herein. Each private placement right will be converted to one seventh (1/7) of one ordinary shares upon the completion of its initial business combination. The private placement units (including the underlying securities) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.

In connection with the completion of our initial public offering, we entered into an Administrative Services Agreement with our sponsor pursuant to which we will pay a total of $10,000 per month for office space, administrative and support services to such affiliate. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. Accordingly, in the event the consummation of our initial business combination takes the maximum 21 months, our sponsor will be paid a total of $210,000 ($10,000 per month) for office space, administrative and support services and will be entitled to be reimbursed for any out-of-pocket expenses.

Our sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Our sponsor has agreed to loan us up to $300,000 to be used for a portion of the expenses of our initial public offering. As of the date of closing our initial public offering, we had borrowed $300,000 under the promissory note with our sponsor. These loans are non-interest bearing, unsecured and were originally due and payable in connection with our public offering (December 15, 2021). The loan repaid as $300,000 allotted to the payment of offering expense. On September 13, 2022, the Company issued a promissory note (the “Note”) in the principal amount of up to $1,000,000 to the Sponsor, pursuant to which the Sponsor shall loan to the Company up to $1,000,000 to pay the extension fee and transaction cost. On September 13, 2022, the Company requested to draw the funds of $383,333 and deposited it into the trust account to extend the period of time the Company has to consummate a business combination by one month to October 15, 2022. The $383,333 extension fee represents approximately $0.033 per public share. The Notes bear no interest and are repayable in full upon the earlier of (a) September 15, 2023 or (b) the date of the consummation of the Company’s initial business combination. The Note have no conversion feature., and no collateral. The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended. On December 13, 2022, the Company issued a promissory note (the “Second Note”) in the principal amount of up to $1,300,000 to the Sponsor, pursuant to which the Sponsor shall loan to the Company up to $1,300,000 to pay the extension fee and transaction cost. The Note bears no interest and are repayable in full upon the earlier of (a) December 31, 2023 or (b) the date of the consummation of the Company’s initial business combination. Sponsor promissory note balances were 1,533,332 and nil as of December 31, 2022 and December 31, 2021 respectively.

On March 13, 2023, the Company issued a promissory note (the “Third Note”) in the principal amount of up to $2,500,000 to the Sponsor, pursuant to which the Sponsor shall loan to the Company up to $2,500,000 to pay the extension fee and transaction cost. The Note bears no interest and are repayable in full upon the earlier of (a) December 31, 2023 or (b) the date of the consummation of the Company’s initial business combination.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into units at a price of $10.00 per unit (which, for example, would result in the holders being issued 150,000 ordinary shares, 150,000 rights and 150,000 warrants to purchase 75,000 shares if $1,500,000 of notes were so converted) at the option of the lender. The units would be identical to the placement units issued to the initial holder. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

The holders of the founder shares, private placement units, the shares underlying the warrants underlying the unit purchase option issued to the underwriters of our initial public offering, and units that may be issued on conversion of working capital loans (and any securities underlying the private placement units and the working capital loans) are entitled to registration rights pursuant to a registration rights agreement signed on the effective date of our initial public offering requiring us to register such securities for resale. The holders of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. We will bear the expenses incurred in connection with the filing of any such registration statements.

SHAREHOLDER PROPOSALS

If you are a shareholder and you want to include a proposal in the proxy statement for the 2024 Annual Meeting, your proposals are required to be submitted to Alpha Star by no later than June 1, 2023.

The Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our Amended and Restated Memorandum and Articles of Association.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, Alpha Star and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of Alpha Star’s proxy statement. Upon written or oral request, Alpha Star will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that Alpha Star deliver single copies of such documents in the future. Shareholders may notify Alpha Star of their requests by calling or writing Alpha Star at Alpha Star’s principal executive offices at 80 Broad Street, 5th Floor, New York, NY 10004, (212) 837-7977.

WHERE YOU CAN FIND MORE INFORMATION

Alpha Star files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Alpha Star files its reports, proxy statements and other information electronically with the SEC. You may access information on Alpha Star at the SEC website at http://www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain this additional information, or additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Proposal or the Adjournment Proposal by contacting us at the following address, telephone number or facsimile number:

Alpha Star Acquisition Corporation

80 Broad Street,5th Floor,

New York, NY 10004,

(212) 837-7977

In order to receive timely delivery of the documents in advance of the Annual General Meeting, you must make your request for information no later than July 3, 2023.

ANNEX A

ALPHA STAR ACQUISITION CORPORATION (the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

Proposal 3 - Extension Proposal

The Amended and Restated Memorandum and Articles of Association of Alpha Star Acquisition Corporation shall be amended by deleting Section 36.2 in its entirety and replacing it with the following:

“36.2 In the event that the Company does not consummate its initial Business Combination by September 15, 2023 (the “Deadline”), the Company may, but is not obliged to, extend the period of time to consummate the Business Combination for a further six (6) months (the “Extension”) to March 15, 2024 (the “Extended Date”), provided that if the Company exercises the Extension.

If the Company does not complete its initial Business Combination by the Extended Date, then the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including a pro rata portion of interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in the case of (b) and (c) above to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

Annex A-1

PROXY

ALPHA STAR ACQUISITION CORPORATION

80 Broad Street, 5th Floor

New York, NY 10004

(212) 837-7977

ANNUAL MEETING OF SHAREHOLDERS

JULY 13, 2023

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 13, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated June 15, 2023, in connection with the Annual General Meeting and at any adjournments thereof (the “Annual General Meeting”) to be held at 10:00 a.m. Eastern Time on July 13, 2023 in the office of Company’s counsel, Becker & Poliakoff LLP, at 45 Broadway, 17th Floor, New York, NY 10006 and hereby appoints Zhe Zhang and Guojian Chen, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Alpha Star Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual General Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” PROPOSAL 1 AND “FOR” PROPOSAL 2, 3, and 4.

PROPOSAL 1: Election of Directors

To approval of the appointment of five (5) members to the Board of Directors.

NOMINEES:

Zhe Zhang	Guojian Chen	Patrick Swint	Xiaofeng Zhou	Huei-Ching Huang

For All	Withhold All	For All Except
☐	☐	☐

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here:

PROPOSAL 2: Ratification of Appointment of Independent Auditor

To ratify the appointment of UHY LLP as the Company’s independent registered public account firm for the 2023 fiscal year.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3: Extension Proposal.

Amend Alpha Star’s Amended and Restated Memorandum and Articles of Association to extend the date by Alpha Star must consummate its initial business combination to March 15, 2024, by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Section 36.2 thereof and replacing it with the new Section 36.2 in the form set forth in Annex A of the accompanying proxy statement.

For	Against	Abstain
☐	☐	☐

PROPOSAL 4: Adjournment Proposal

To direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve the Proposals 1, 2 and 3.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this Meeting     ☐ YES         ☐ NO

Signature of Shareholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO VSTOCK TRANSER LLC. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.